BENHAM INCOME & GROWTH FUND
                            BENHAM EQUITY GROWTH FUND
                          Series of Benham Equity Funds
                       Supplement Dated December 15, 1995
                       to the Prospectus and Statement of
                 Additional Information Dated February 24, 1995


1. On June 1, 1995, Benham Management International ("BMI") merged into Twentieth Century Companies, Inc. ("TCC"). As a result of the merger, Benham Management Corporation ("BMC"), Benham Financial Services, Inc. ("BFS") and Benham Distributors, Inc. ("BDI"), the investment advisor, agent for transfer and administrative services, and distributor, respectively, for all of the Funds in The Benham Group, which had been subsidiaries of BMI, became subsidiaries of TCC. TCC, through other subsidiaries, also provides investment advisory and related services to the Twentieth Century family of funds.

     New Investment Advisory Agreements with BMC as a subsidiary of TCC were approved by the shareholders of each Fund at a meeting on May 31, 1995. A New Administrative Services and Transfer Agency Agreement with BFS as a subsidiary of TCC and a new Distribution Agreement with BDI as a subsidiary of TCC were approved by the Board of Directors\Trustees for each Fund at a meeting on April 3, 1995.

     The following individuals have been elected or appointed to the Board of Directors of the Funds in addition to those listed in the current Prospectus:

     ALBERT A. EISENSTAT, independent director (1995). Mr. Eisenstat is an independent director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as vice president of corporate development and corporate secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON, independent director (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

     *JAMES E. STOWERS, III, director (1995). Mr. Stowers is the president and director of Twentieth Century Investors, Inc., TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Institutional Portfolios, Inc., Twentieth Century Companies, Inc., Investors Research Corporation and Twentieth Century Services, Inc.

     Mr. Kataoka has resigned from the Board of Directors for the Fund.

     *MR. STOWERS IS AN "INTERESTED PERSON" OF THE FUNDS, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, BY REASON OF HIS AFFILIATIONS WITH TCC AND ITS SUBSIDIARIES.

2. On page 13 of the Prospectus, the discussion under the heading "SHARE PRICE" is replaced with the following:

     The price of your shares is the net asset value of the Fund next determined after receipt of your instruction to purchase, convert or redeem. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Net asset value ("NAV") is determined on each day that the New York Stock Exchange (the "Exchange") is open.

     Investments and requests to redeem shares will receive the share price next determined after receipt by Benham of the investment or redemption request. For example, investments and requests to redeem shares received by Benham before the close of business of the Exchange are effective on, and will receive the price determined on that day as of the close of the Exchange. Investment and redemption requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on the next day the Exchange is open.

     Investments are considered received only when your check or wired funds are received by Benham. Wired funds are considered received on the day they are deposited in Benham's bank account if they are deposited before the close of business on the Exchange, usually 1 p.m. Pacific Time.

     Investment and transaction instructions received by Benham on any business day by mail at its office prior to the close of business of the Exchange, usually 1 p.m. Pacific Time, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

     All other remaining references in the Prospectus and Statement of Additional Information to the net asset value being calculated at "12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham funds" are hereby changed to "the close of the Exchange, usually 12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham funds."


3. On page 17 of the Prospectus under the sub-heading "PROCESSING YOUR PURCHASE", the second and third sentences are replaced with the following:

     An investment received and accepted before the close of business of the Exchange, normally 1:00 p.m. Pacific Time, will be included in your account balance the same day. If the investment is received after the close of business of the Exchange, usually 1:00 p.m. Pacific Time, it will be credited to your account the following business day.


4. On page 17 of the Prospectus, the following sentence is to be inserted under the sub-heading "TELEPHONE TRANSACTIONS" after the last sentence of the first paragraph:

     ONCE YOUR TELEPHONE ORDER HAS BEEN PLACED, IT MAY NOT BE MODIFIED OR CANCELLED.


5. On page 17 of the Prospectus, the following sentence is to be inserted under the sub-heading "CONFIRMATION AND QUARTERLY STATEMENTS" after the second sentence:

     However, beginning September of 1996, Automatic Investment Services transactions will not be confirmed immediately but rather will be confirmed on your next consolidated quarterly statement.


6. On page 18 of the Prospectus, the following sentence replaces the last sentence of the first paragraph under "SHAREHOLDER SERVICES-EXCHANGE PRIVILEGE":

     An exchange request will be processed the same day if it is received before the funds' NAVs are calculated which is one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time for Benham Target Maturities Trust; and at the close of the Exchange, usually 1 p.m. Pacific Time for all other Benham funds.


7. On page 19 of the Prospectus, the following replaces the last two sentences of the last paragraph under the sub-heading "OPEN ORDER SERVICE":

     All orders and cancellation of orders received by one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time, will be considered to be effective the same day. All orders and cancellation of orders not received one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time, will be considered effective the following business day.

                                BENHAM INCOME &
                                  GROWTH FUND

                                 BENHAM EQUITY
                                  GROWTH FUND

                         Prospectus * February 24, 1995



                         [picture of the exterior of the
                        New York Stock Exchange building]




                        [company logo] The Benham Group

-------------------
[information in left margin of page]
THE BENHAM GROUP
1665 Charleston Road
Mountain View, California 94043

SHAREHOLDER RELATIONS
1-800-321-8321
1-415-965-4222

FUND INFORMATION
1-800-331-8331
1-415-965-4274

TDD SERVICE
1-800-624-6338
1-415-965-4764

BENHAM GROUP REPRESENTATIVES ARE AVAILABLE BY TELEPHONE WEEKDAYS FROM 5 A.M. TO 5 P.M. PACIFIC TIME.
-------------------

BENHAM INCOME
& GROWTH FUND

BENHAM EQUITY
GROWTH FUND

Series of Benham Equity Funds

Prospectus * February 24, 1995

BENHAM INCOME & GROWTH FUND (BIGF) seeks dividend growth, current income, and capital appreciation by investing in common stocks.

BENHAM EQUITY GROWTH FUND (BEGF) seeks capital appreciation by investing in common stocks.

Each Fund is a diversified series of Benham Equity Funds (BEF), a no-load, open-end mutual fund. Please read this Prospectus carefully and retain it for future reference. It is designed to help you decide if the Funds' goals match your own. A Statement of Additional Information (also dated February 24, 1995) has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. For a free copy, call or write The Benham Group.

Mutual fund shares are not insured by the FDIC, the Federal Reserve Board, or any other agency. The value of the investment and its returns will fluctuate and is not guaranteed.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF FUND EXPENSES
The tables below illustrate the fees and expenses an investor in the
Funds would incur directly or indirectly. The figures shown for each Fund are based on historical expenses, adjusted to reflect the expense limitation agreement in effect as of February 24, 1995.
================================================================================
A. SHAREHOLDER TRANSACTION EXPENSES
For Each Fund Described in This Prospectus
--------------------------------------------------------------------------------
Sales load imposed on purchases..............................   None
Sales load imposed on reinvested dividends...................   None
Deferred sales load..........................................   None
Redemption fee...............................................   None
Exchange fee.................................................   None
================================================================================
B. ANNUAL FUND OPERATING EXPENSES As a
Percentage of Average Daily Net Assets
--------------------------------------------------------------------------------
                                                            BIGF     BEGF
Investment advisory fee (net of expense limitation)         .32%*    .32%*
12b-1 fee                                                   None     None
Other expenses                                              .41%     .43%
TOTAL FUND OPERATING EXPENSES (net of expense limitation)   .73%*    .75%*

* Benham Management Corporation (BMC) has agreed under contract to limit each Fund's total operating expenses to .75% of average daily net assets through May 31, 1995. The contract provides that BMC may recover amounts absorbed on behalf of a Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limit in effect at that time. The expense limit is up for annual renewal in June. As indicated above, the Funds' actual expenses were at or below their respective contractual expense limitations of .75% of their average daily net assets.

Each Fund pays BMC investment advisory fees equal to an annualized percentage of Fund average daily net assets. Other expenses include administrative and transfer agent fees paid to Benham Financial Services, Inc. (BFS).

================================================================================
C. EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------
The following table illustrates the expenses a shareholder would pay on a $1,000 investment in each of the Funds over periods of one, three, five, and ten years. The figures are based on the expenses shown in Table B and assume (i) a 5% annual return and (ii) full redemption at the end of each time period.

                           ONE      THREE    FIVE     TEN
                           YEAR     YEARS    YEARS    YEARS

Income & Growth Fund        $7       $23     $41      $91
Equity Growth Fund           8        24      42       93

We include this table to help you understand the various costs and expenses that you, as a shareholder, will bear either directly or indirectly. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND MAY NOT REALIZE THE 5% HYPOTHETICAL RATE OF RETURN REQUIRED BY THE SEC FOR THIS EXAMPLE.

FINANCIAL HIGHLIGHTS
The information presented on the following page has been audited by KPMG Peat Marwick LLP, independent certified public accountants. Their unqualified report on the financial statements and financial highlights is included in the Funds' Annual Report, which is part of the Statement of Additional Information.

==========================================================================================================
Years ended December 31 (except as noted)
----------------------------------------------------------------------------------------------------------
                                        Benham Income &                            Benham Equity
                                          Growth Fund                               Growth Fund
                           1994     1993     1992     1991    1990+       1994     1993     1992     1991+
PER-SHARE DATA
--------------
NET ASSET VALUE (NAV)
AT BEGINNING OF PERIOD     $15.08   14.11    13.53    10.12    10.00      12.12    11.68   11.57    10.00

INCOME (LOSSES) FROM
INVESTMENT OPERATIONS
Net Investment Income       .4435   .4285    .4155    .4860    .0087      .2993    .2309   .2573    .3355
Net Realized and
Unrealized Gains
(Losses) on Investments    (.5302) 1.1502    .6220   3.5602    .1200     (.3315)  1.0955   .2345   1.6542
                            -----   -----    -----    -----    -----      -----    -----   -----    -----
Total Income (Losses) From
Investment Operations      (.0867) 1.5787   1.0375   4.0462    .1287     (.0322)  1.3264   .4918   1.9897

LESS DISTRIBUTIONS
Dividends from Net
Investment Income          (.4350) (.4246)  (.4137)  (.4726)  (.0087)    (.2990)  (.2307) (.2309)  (.2891)
Distributions from Net
Realized Capital Gains     (.6383) (.1841)  (.0438)  (.1636)       0     (.2588)  (.6557) (.1509)  (.1306)
                            -----   -----    -----    -----    -----      -----    -----   -----    -----
Total Distributions       (1.0733) (.6087)  (.4575)  (.6362)  (.0087)    (.5578)  (.8864) (.3818)  (.4197)
NAV AT END OF PERIOD       $13.92   15.08    14.11    13.53    10.12      11.53    12.12   11.68    11.57
                            =====   =====    =====    =====    =====      =====    =====   =====    =====
TOTAL RETURN*                (.55)% 11.31     7.86    39.08     1.29       (.23)   11.42    4.13    17.48
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
(in millions of dollars)   $224.9   230.2    141.2     59.3      1.0       97.4     96.3    73.6     39.0
Ratio of Expenses to
Average Daily Net Assets      .73%    .75      .75      .50        0        .75      .75     .75      .35**
Ratio of Expenses to
Average Daily Net Assets
Before Waiver                 .73%    .81     1.05     1.63        0        .75      .83    1.05     1.56**
Ratio of Net Investment
Income to Average Daily
Net Assets                   2.96%   2.90     3.16     4.03     2.09**     2.26     2.04    2.33     3.29**
Ratio of Net Investment
Income to Average Daily Net
Assets Before Waiver         2.96%   2.84     2.87     2.89     2.09**     2.26     1.95    2.03     2.09**
Portfolio Turnover Rate     67.96%  30.75    63.17   140.21        0      94.09    96.52  114.32    89.22

+  BIGF and BEGF commenced operations on December 17, 1990, and May 9, 1991, respectively.
*  Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.

-------------------
[information in left margin of page]
BGIF is designed for income-oriented investors desiring long-term participation in the stock market. BEGF is designed for investors whose financial goals include long-term capital growth.

BMC uses a quantitative method to manage each Fund, including a technique known as "portfolio optimization."
-------------------

HOW THE FUNDS WORK

INVESTMENT OBJECTIVES
BENHAM INCOME & GROWTH FUND (BIGF). BIGF's investment objective is to provide dividend growth, current income, and capital appreciation by investing in a portfolio of common stocks.

BIGF is designed for income-oriented investors seeking a total return that exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and a dividend yield that exceeds the S&P 500's dividend yield. Of course, the Fund's total return and dividend yield may be higher or lower than the S&P 500's return and dividend yield over any period of time.

BENHAM EQUITY GROWTH FUND (BEGF). BEGF's investment objective is to provide capital appreciation by investing in a portfolio of common stocks. BEGF is designed for investors whose financial goals include long-term capital growth. BMC seeks a total return for the Fund that exceeds the total return of the S&P
500. Of course, the Fund's total return may be lower than the S&P 500's return over any period of time.

There is no assurance that either Fund will achieve its investment objective. Each Fund's investment objective and industry concentration and issuer diversification policies are fundamental and may not be changed without shareholder approval. The other policies described in this Prospectus are not fundamental and may be changed by BEF's board of directors.

CORE INVESTMENT STRATEGIES
BMC uses quantitative management strategies in pursuit of each Fund's investment objective. Quantitative investment management combines a disciplined management approach with the flexibility to respond to events that may affect the value of the Fund's investments. This approach is a middle ground between active management, which allows the advisor to select a fund's investments without reference to an index or investment model, and indexing, in which the advisor tries to match a fund's portfolio composition to that of a particular index.

The primary management technique BMC uses is portfolio optimization. BMC constructs the Funds' portfolios to match the risk characteristics of the S&P 500 and then optimizes each portfolio to achieve the desired balance of risk and return potential. With respect to BIGF, this includes targeting a dividend yield that exceeds that of the S&P 500.

The Funds' portfolio holdings are drawn primarily from equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization). BEGF may also invest in small capitalization stocks of companies that, in BMC's opinion, have growth potential consistent with the Fund's investment objective.

Portfolio optimization may cause a Fund to be more heavily invested in some industries than in others. However, neither Fund may invest more than 25% of its assets in companies whose principal business activities are in the same industry. In addition, each Fund is a "diversified" investment company as defined in the Investment Company Act of 1940 (1940 Act). This means that investments in any single issuer are limited to restrictions under the 1940 Act.

Each Fund may invest in securities or engage in transactions involving instruments other than equity securities, as discussed in the section entitled "Other Investment Policies and Techniques," which begins on page 10.

-------------------
[information in right margin of page]
Neither Fund may invest more than 25% of its assets in a single industry.
-------------------

-------------------
[information in left margin of page]
Both Funds offer investors stock market exposure and portfolio diversification that would be costly to duplicate on an individual basis.
-------------------

SUITABILITY
The Funds may be an appropriate component of a stock portfolio for investors seeking total return through diversified investments in stocks, bonds, and short-term instruments. The Funds invest primarily in stocks, which may enhance inflation-adjusted returns. The chart below illustrates how stocks have historically outpaced inflation and produced higher returns than bonds. Depending on your age and investment horizon, one Fund may be more appropriate for you. If you seek a steady stream of monthly investment income, BIGF may be best for you. If you primarily seek capital appreciation, BEGF may be most appropriate for you. Of course, no single mutual fund can provide a balanced investment plan.

[mountain chart]

Chart 1 - Growth of Stocks, Bonds, & Inflation


Year     S&P 500 Index    20 yr U.S. Treas. Bond     Inflation (CPI)
1925       $1.00                  $1.00                  $1.00
1926       $1.12                  $1.08                  $0.99
1927       $1.53                  $1.17                  $0.96
1928       $2.20                  $1.18                  $0.96
1929       $2.02                  $1.22                  $0.96
1930       $1.52                  $1.27                  $0.90
1931       $0.86                  $1.20                  $0.81
1932       $0.79                  $1.41                  $0.73
1933       $1.21                  $1.41                  $0.73
1934       $1.20                  $1.55                  $0.75
1935       $1.77                  $1.62                  $0.77
1936       $2.37                  $1.75                  $0.78
1937       $1.54                  $1.75                  $0.80
1938       $2.02                  $1.85                  $0.78
1939       $2.01                  $1.96                  $0.78
1940       $1.81                  $2.08                  $0.79
1941       $1.60                  $2.10                  $0.86
1942       $1.93                  $2.16                  $0.94
1943       $2.43                  $2.21                  $0.97
1944       $2.91                  $2.27                  $0.99
1945       $3.96                  $2.51                  $1.01
1946       $3.49                  $2.51                  $1.20
1947       $3.49                  $2.45                  $1.31
1948       $3.47                  $2.53                  $1.34
1949       $3.83                  $2.69                  $1.32
1950       $4.66                  $2.69                  $1.39
1951       $5.43                  $2.59                  $1.48
1952       $6.07                  $2.62                  $1.49
1953       $5.67                  $2.71                  $1.50
1954       $8.22                  $2.91                  $1.49
1955       $10.39                 $2.87                  $1.50
1956       $10.66                 $2.71                  $1.54
1957       $9.13                  $2.91                  $1.59
1958       $12.61                 $2.73                  $1.62
1959       $13.68                 $2.67                  $1.64
1960       $13.27                 $3.04                  $1.66
1961       $16.34                 $3.07                  $1.68
1962       $14.41                 $3.28                  $1.70
1963       $17.13                 $3.32                  $1.72
1964       $19.53                 $3.44                  $1.75
1965       $21.96                 $3.46                  $1.78
1966       $19.76                 $3.59                  $1.84
1967       $24.48                 $3.26                  $1.90
1968       $27.18                 $3.25                  $1.99
1969       $24.90                 $3.09                  $2.11
1970       $25.87                 $3.46                  $2.22
1971       $29.55                 $3.92                  $2.30
1972       $35.15                 $4.14                  $2.37
1973       $29.99                 $4.09                  $2.59
1974       $22.10                 $4.27                  $2.90
1975       $30.31                 $4.67                  $3.10
1976       $37.53                 $5.45                  $3.26
1977       $34.83                 $5.41                  $3.48
1978       $37.10                 $5.35                  $3.79
1979       $43.95                 $5.28                  $4.29
1980       $58.21                 $5.07                  $4.82
1981       $55.37                 $5.17                  $5.25
1982       $67.27                 $7.25                  $5.46
1983       $82.38                 $7.30                  $5.66
1984       $87.50                 $8.43                  $5.89
1985       $115.19                $11.04                 $6.11
1986       $136.64                $13.74                 $6.19
1987       $143.72                $13.37                 $6.46
1988       $167.42                $14.67                 $6.75
1989       $220.31                $17.32                 $7.06
1990       $213.45                $18.39                 $7.50
1991       $278.20                $21.94                 $7.72
1992       $299.37                $23.71                 $7.95
1993       $329.41                $28.03                 $8.17
1994       $333.88                $25.86                 $8.39

Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation.

In contrast to bond investors, common stock investors forego the certainty of coupon interest payments. However, they enjoy the potential for increased dividend income if the issuing company prospers. As indicated below, Chart 2 compares the growth of dividends from S&P 500 stocks with the rate of inflation over a 49-year period.

[mountain chart]

Chart 2 - Growth of Dividends vs. Inflation

Year    S&P 500 Dividends       Inflation
1946        $1.00                 $1.00
1947        $1.18                 $1.09
1948        $1.31                 $1.12
1949        $1.61                 $1.10
1950        $2.07                 $1.16
1951        $1.99                 $1.23
1952        $1.99                 $1.24
1953        $2.04                 $1.25
1954        $2.17                 $1.25
1955        $2.31                 $1.25
1956        $2.45                 $1.29
1957        $2.52                 $1.33
1958        $2.46                 $1.35
1959        $2.58                 $1.37
1960        $2.75                 $1.39
1961        $2.85                 $1.40
1962        $3.00                 $1.41
1963        $3.21                 $1.44
1964        $3.52                 $1.46
1965        $3.83                 $1.48
1966        $4.04                 $1.53
1967        $4.11                 $1.58
1968        $4.32                 $1.66
1969        $4.45                 $1.76
1970        $4.42                 $1.85
1971        $4.32                 $1.91
1972        $4.44                 $1.98
1973        $4.76                 $2.16
1974        $5.07                 $2.42
1975        $5.18                 $2.59
1976        $5.70                 $2.72
1977        $6.58                 $2.90
1978        $7.14                 $3.16
1979        $7.96                 $3.58
1980        $8.68                 $4.02
1981        $9.34                 $4.38
1982        $9.68                 $4.55
1983        $9.99                 $4.72
1984        $10.61                $4.91
1985        $11.13                $5.10
1986        $11.66                $5.16
1987        $12.41                $5.39
1988        $13.70                $5.62
1989        $15.56                $5.89
1990        $17.04                $6.25
1991        $17.18                $6.44
1992        $17.44                $6.63
1993        $17.72                $6.81
1994        $18.56                $6.99

Sources: Ibbotson Associates, Stocks, Bonds, Bills and Inflation and Standard and Poor's Security Price Index Record.

Historical equity index returns suggest that stocks provide superior investment returns over the long term. Over short periods of time, however, the prices of individual stocks and the stock market as a whole can be very volatile. The table below shows best and worst average annual total returns for the S&P 500 over time spans of one, five, ten, and twenty years between 1926 and 1994.

================================================================================
VARIABILITY OF S&P 500 RETURNS
--------------------------------------------------------------------------------
          1 YR     5 YRS    10 YRS   20 YRS

Best     53.99%    23.92%   20.06%   16.86%
Worst   -43.34    -12.47    -0.89     3.11

Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation. This analysis is based on historical annual total return figures for the S&P 500.

Notice that the difference between the best and worst return decreases as the measure of time increases. Stock market investing may not make sense for you unless you are prepared to ride out the markets' ups and downs.

-------------------
[information in right margin of page]
The Funds may also provide a means to enhance the "real," or inflation-adjusted, returns from your investment portfolio.
-------------------

-------------------
[information in left margin of page]
Keep in mind that seeking increased total return causes higher volatility.
-------------------

As indicated below, Chart 3 compares the historical risk vs. return characteristics of stocks (represented by the S&P 500), bonds (represented by a 20-year U.S. Treasury bond), and Treasury bills. As you can see, historically, stocks have provided higher returns at greater risk than Treasury bonds and bills over the long term.

[mountain chart]

Chart 3 - Risk vs. Reward 1926-1994

               T-Bill       T-Bond     S&P 500

Avg Ann Rtn    3.690%       4.827%      8.786%
Std Dev        3.291%       8.751%     20.039%

Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation.

The historical S&P 500 data presented here are not intended to suggest that an investor would have achieved comparable results by investing in any one equity security or in managed portfolios of equity securities, such as the Funds, during the periods shown. The S&P 500 is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. Investors cannot invest directly in the S&P 500. The historical conditions that gave rise to the patterns illustrated here may not be repeated. Transaction costs and other expenses of managing a common stock portfolio are not reflected in the figures shown. S&P 500 is a registered service mark of Standard and Poor's Corporation.

OTHER INVESTMENT POLICIES AND TECHNIQUES
CONVERTIBLE SECURITIES. Although the Funds' equity investments consist primarily of common stock, each Fund may buy securities convertible into common stock, such as convertible bonds, convertible preferred stocks, or warrants. BMC may purchase these securities if it believes that a company's convertible securities are undervalued in the market.

SHORT-TERM INSTRUMENTS. For liquidity purposes, each Fund may invest in high-quality money market instruments with remaining maturities of one year or less. Such instruments may include U.S. government securities, certificates of deposit, commercial paper, and bankers' acceptances.

Each Fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by BMC pursuant to guidelines established by the board of directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. At the direction of the board, BMC has established procedures to minimize potential losses due to credit risk. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

Each Fund may invest up to 5% of its total assets in any money market fund advised by BMC, provided that the investment is consistent with the Fund's policies and restrictions.

FOREIGN SECURITIES. Each Fund may invest in securities of foreign issuers, including instruments that trade on domestic or foreign securities exchanges in U.S. dollars or foreign currencies. Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.

SECURITIES LENDING. The Funds may lend their portfolio securities to broker-dealers to earn additional income. Securities loans are subject to guidelines prescribed by the board of directors, which are set forth in the Statement of Additional Information. This practice could result in a loss or delay in recovering the Funds' securities. Loans are limited to 33-1/3% of each Fund's total assets.

-------------------
[information in right margin of page]
Each Fund may invest in securities of foreign issuers that trade on domestic or foreign securities exchanges in U.S. dollars or foreign currencies.
-------------------

-------------------
[information in left margin of page]
Each Fund may use futures and options transactions to a limited extent.
-------------------

FUTURES AND OPTIONS TRANSACTIONS. In order to manage each Fund's exposure to changes in market conditions, such as movements in securities prices, interest rates, and domestic and foreign economies, each Fund may invest up to 20% of its assets in futures and options. As with many investments, futures and options can be highly volatile. If BMC incorrectly judges market conditions in an attempt to reduce risk or increase return or if certain markets pose liquidity difficulties, losses may occur and a Fund's value may be affected. Neither Fund will utilize futures and options for speculative purposes.

OTHER PORTFOLIO MANAGEMENT TECHNIQUES. BMC may buy other types of securities or employ other portfolio management techniques on behalf of the Funds. When required by SEC guidelines, each Fund will set aside cash or appropriate liquid assets in a segregated account to cover its portfolio obligations. See the Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.

PORTFOLIO TRANSACTIONS
BMC selects brokerage firms solely on the basis of best net price and execution and expects to engage in regular trading on behalf of the Funds. An annual portfolio turnover rate of 150% or more is considered high, and Fund expenses may increase as a Fund's portfolio turnover rate increases. However, as described on page 3, each Fund's total operating expenses are limited to .75% of average daily net assets.

PERFORMANCE
Mutual fund performance is commonly measured as yield or total return. It is based on historical fund performance and may be quoted in advertising and sales literature. Past performance is no guarantee of future results.

YIELD calculations show the rate of income the Funds earn on their investments as an annual percentage rate. The Funds' yields are calculated according to methods that are standardized for all stock and bond funds.

TOTAL RETURN represents the Funds' changes over a specified time period, assuming reinvestment of dividends and capital gains, if any. CUMULATIVE TOTAL RETURN illustrates the Funds' actual performance over a stated period of time. AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that illustrates the annually compounded return that would have produced the same cumulative total return if the Funds' performance had been constant over the entire period. Average annual total returns smooth out variations in the Funds' performance; they are not the same as year-by-year results.

Performance data and a discussion of factors that affected performance during the Funds' most recent reporting period are included in the Funds' semiannual reports to shareholders. These reports are routinely delivered to the Funds' shareholders. For a free copy, call one of the Fund Information numbers on page 14.

SHARE PRICE
BMC normally calculates each Fund's purchase and sale price per share (net asset value, or NAV) at 1:00 p.m. Pacific Time each day the New York Stock Exchange is open for business. NAV is calculated by adding the value of its assets, deducting its liabilities, and then dividing the result by the number of shares outstanding.

If market quotations are readily available, securities are valued at their market value. If market quotations are not readily available, securities are priced at fair value as determined in good faith under the direction of the board of directors. The valuations of foreign securities are translated from their respective currencies into U.S. dollars using current exchange rates.

-------------------
[information in right margin of page]
Performance data and a discussion of factors that affected performance during the Funds' most recent reporting period are included in BEF's semiannual reports to shareholders.

Shares may be purchased and redeemed without any sales charge, commission, redemption fee, 12b-1 fee, or contingent deferred sales load.
-------------------

-------------------
[information in left margin of page]
Overnight and special delivery mail (e.g., Federal Express, Express Mail, Priority Mail) should be sent to our street address: 1665 Charleston Rd. Mountain View California 94043. Failure to do so may result in transaction delays.
-------------------

HOW TO INVEST
To open an account, you must complete and sign an application. If an application is not enclosed with this Prospectus, you may request one by calling one of the Fund Information numbers below. If you prefer, we will fill out your application over the telephone and mail it to you for your signature. Separate forms are required to establish Benham-sponsored retirement plan accounts, as discussed on pages 24 and 25.

Your investment will be credited to your account and begin earning interest at the next NAV calculated after The Benham Group or an authorized subtransfer agent receives and accepts your order. However, you may not redeem shares until we have your completed application on file and your investment matures (i.e., clears). See page 21 for details.

Benham Group Representatives are available at the telephone numbers listed below weekdays from 5:00 a.m. to 5:00 p.m. Pacific Time.

FUND INFORMATION: for information about any Benham fund or other investment product, call 1-800-331-8331 or 1-415-965-4274.

SHAREHOLDER RELATIONS: to open an account or to inquire about or make transactions in an existing account, call 1-800-321-8321 or 1-415-965-4222.

Benham shareholders may make transactions and obtain prices, yields, and total return information for all Benham funds with TeleServ, our 24-hour automated telephone information service. Dial 1-800-321-8321 and press 1.

HOW TO BUY SHARES (Retirement plan accounts have different minimums. See pages 24 and 25.)
================================================================================
METHOD        INSTRUCTIONS
--------------------------------------------------------------------------------
BY CHECK      Minimum initial investment: $1,000
              Minimum additional investment: $100

              MAKE YOUR INVESTMENT CHECK PAYABLE TO THE BENHAM GROUP. Mail the check with your completed application to:

              The Benham Group
              P.O. Box 7730
              San Francisco, CA 94120-9853

              For ADDITIONAL INVESTMENTS, enclose an investment slip preprinted with the account number to which your investment should be credited. If the payee information provided on the check does not agree with information preprinted on the investment slip, we will follow the instructions preprinted on the investment slip.

              If you do not have a preprinted investment slip, send your check with written instructions indicating the fund name and the account number. If the payee information provided on the check does not agree with your written instructions, we will follow the written instructions.

              You may also invest your check in person at a Benham Investor Center. One is located at 1665 Charleston Road in Mountain View, California; the other is located at 2000 South Colorado Boulevard, Suite 1000, in Denver, Colorado.

              WE WILL NOT ACCEPT CASH INVESTMENTS OR THIRD-PARTY CHECKS. We will, however, accept properly endorsed second-party checks made payable to the investor(s) to whose account the investment should be credited.

              We will also accept checks drawn on foreign banks or foreign branches of domestic banks and checks that are not drawn in U.S. dollars (U.S. $100 minimum). The cost of collecting payment on such checks will be passed on to the investor. These costs may be substantial, and settlement may involve considerable delays.

              Investors will be charged $5 for every investment check returned unpaid.

================================================================================
METHOD        INSTRUCTIONS
--------------------------------------------------------------------------------
BY BANK WIRE  Minimum initial investment: $25,000
              Minimum additional investment: $100

              If you wish to OPEN AN ACCOUNT BY BANK WIRE, please call our Shareholder Relations Department for more information and an account number. Bank wire investments should be addressed as follows:

              State Street Bank and Trust Company
              Boston, Massachusetts
              ABA Routing Number 011000028
              Beneficiary = Benham Equity Funds: [Name of Fund]
              AC - [State Street Fund Account Number]
              FBO [Your Name, Your Benham Fund Account Number]
              FUND NAMES AND STATE STREET FUND ACCOUNT NUMBERS:

              Benham Income & Growth Fund        0505 928 2
              Benham Equity Growth Fund          0505 927 4
--------------------------------------------------------------------------------
BY EXCHANGE   Minimum initial investment: $1,000
              Minimum additional investment: $100

              You may exchange your shares for shares of any other Benham fund registered for sale in your state if you have received and read the fund's prospectus. Exchanges may be made by telephone (for identically registered accounts only), by written request, or in person. Certain restrictions apply; please see page 18 for details. You may open a new account by telephone exchange, provided that you meet the minimum initial investment requirement.
--------------------------------------------------------------------------------
AUTOMATIC     Minimum: $25
INVESTMENT    These services are offered with respect to additional investments
SERVICES      only. See details on page 19.

PROCESSING YOUR PURCHASE
Shares will be purchased at the next NAV calculated after your investment is received and accepted by The Benham Group or an authorized subtransfer agent. Investments received and accepted before 1:00 p.m. Pacific Time will be credited to your account the same day. After 1:00 p.m. Pacific Time, they will be credited to your account the following business day. The Funds reserve the right to refuse any investment.

TELEPHONE TRANSACTIONS
Shareholders may order certain transactions (e.g., exchanges, wires, some types of redemptions) by telephone. This privilege is granted to Benham fund shareholders automatically; you need not specifically request this service, and you may not specifically decline it.

The Benham Group will not be liable for losses resulting from unauthorized or fraudulent instructions if it follows procedures designed to verify the caller's identity. BMC will request personal identification, record telephone calls, and send confirmation statements for every telephone transaction to the shareholder's record address. The Fund reserves the right to revise or terminate telephone transaction privileges at any time.

CONFIRMATION AND QUARTERLY STATEMENTS
All transactions are summarized on quarterly account statements. In addition, for every transaction that you request, a confirmation statement will be mailed to your record address. Please review these statements carefully. If you fail to notify us of an error within 30 days of the confirmation statement date, you will be deemed to have ratified the transaction.

-------------------
[information in left margin of page]
The free exchange privilege is a convenient way to buy shares in other Benham funds when your investment goals change.

Benham Open Orders allow investors to utilize a "buy low, sell high" investment strategy.
-------------------

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
You may exchange your shares for shares of equivalent value in any other Benham fund registered for sale in your state. Such an exchange may generate a taxable gain or loss. An exchange request will be processed the same day if it is received before the funds' NAVs are calculated (12:00 p.m. Pacific Time for Benham Target Maturities Trust, 1:00 p.m. Pacific Time for all other Benham funds).

The Benham Group discourages trading in response to short-term market fluctuations. Such activity may encumber BMC's ability to invest the funds' assets in accordance with their respective investment objectives and policies and may be disadvantageous to other shareholders. More than six exchanges per calendar year out of a variable-price fund may be deemed an abuse of the exchange privilege. For purposes of determining the number of exchanges made, accounts under common ownership or control will be aggregated.

Each Benham fund reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

OPEN ORDER SERVICE
The Benham Group's Open Order Service allows you to designate a price at which to exchange shares between a Benham variable-price fund and a Benham money market fund. You must designate a purchase price equal to or lower, or a sale price equal to or higher, than the variable-price fund's NAV at the time you place your order. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better).

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so that the distribution does not inadvertently trigger an Open Order transaction on your behalf.

If you close or reregister the account from which shares are to be redeemed, your Open Order will be canceled. Because of their time-sensitive nature, Open Order transactions may be made only by telephone or in person and are subject to the exchange limitations described in each fund's prospectus. All orders and cancellations received before 12:00 p.m. Pacific Time are effective the same day. After 12:00 p.m. Pacific Time, they are effective the following business day.

AUTOMATIC INVESTMENT SERVICES (AIS)

TREASURY DIRECT allows you to deposit interest and principal payments from Treasury securities directly into a Benham fund account.

PAYROLL DIRECT allows you to deposit any amount of your paycheck directly into a Benham fund account.

GOVERNMENT DIRECT allows you to deposit your entire U.S. government payment into a Benham fund account.

BANK DIRECT allows you to deposit a fixed amount from your bank account into a Benham fund account on the 1st and/or the 15th of each month (or the next business day).

DIRECTED DIVIDENDS allow you to invest all or part of your dividend earnings from one Benham fund account into one or more other Benham fund accounts. You may choose to receive a portion of your dividends in cash and to invest the remainder in other Benham fund accounts.

SYSTEMATIC EXCHANGES allow you to exchange from one Benham fund account to another Benham fund account on the 1st and/or the 15th of each month (or the next business day).

For more information about any of these services, please call our Shareholder Relations Department at 1-800-321-8321 or 1-415-965-4222.

-------------------
[information in right margin of page]
Automatic Investment Services enable you to benefit from a dollar-cost averaging investment strategy.
-------------------

-------------------
[information in left margin of page]
You may redeem shaes without charge.
-------------------

BROKER-DEALER TRANSACTIONS
The Benham Group charges no sales commissions, or "loads," of any kind. However, investors may purchase and sell shares through registered broker-dealers, who may charge fees for their services.

The Benham Group will accept orders for the purchase of shares from authorized broker-dealers who agree in writing to pay in full for such shares in immediately available funds no later than 1:00 p.m. Pacific Time the following business day.

TDD SERVICE FOR THE HEARING IMPAIRED
TDD users may contact The Benham Group at 1-800-624-6338 or 1-415-965-4764. California residents may wish to contact us through the California Relay Service
(CRS) at 1-800-735-2929. Your transaction requests via CRS will be handled on a recorded line. The Benham Group cannot accept responsibility for instructions miscommunicated by CRS.

EMERGENCY SERVICES
The Benham Group has established an alternate operations site from which we can access customer accounts and the mainframe computers used by the Benham funds in the event of an emergency. Telephone lines and terminals are currently in place. If our regular service is interrupted, the following numbers will automatically connect you to this site.

From within the U.S., including Alaska and Hawaii, call 1-800-321-8321.

From all foreign countries, call collect, 1-303-759-9337 or 1-510-820-1409. The operator will request your Benham fund account number before accepting the call.

HOW TO REDEEM YOUR INVESTMENT
When you place an order to redeem shares, your shares will be redeemed at the next NAV calculated after The Benham Group or an authorized subtransfer agent has received and accepted your redemption request. The Funds' NAVs are normally calculated at 1:00 p.m. Pacific Time. See page 13 for further information.

Barring extraordinary circumstances prescribed by law, redemption proceeds are mailed within seven calendar days. However, The Benham Group reserves the right to withhold the proceeds until the investment has matured (i.e., your payment has cleared); see maturity periods below.
================================================================================
                                    DRAWN FROM A      MATURITY PERIOD
METHOD OF PAYMENT                 CALIFORNIA BANK?  (IN BUSINESS DAYS)
--------------------------------------------------------------------------------
Checks, cashiers checks,
and bank money orders                    Yes              5 days
--------------------------------------------------------------------------------
Same as above                             No              8 days
--------------------------------------------------------------------------------
U.S. Treasury checks, Traveler's checks,
U.S. Postal money orders, Benham
checks, bank wires, and AIS Deposits*    N/A               1 day

* Does not include bank direct deposits, which take 8 business days to mature.
================================================================================
If you hold shares in certificate form, redemption requests must be accompanied by properly endorsed certificates.

If you want to keep your account open, please maintain a balance of shares worth at least $1,000. If your account balance falls below $1,000 due to redemption, your account may be closed, but not without at least 30 days' notice and an opportunity to increase your account balance to the $1,000 minimum. Your shares will be redeemed at the NAV calculated on the day your account is closed. Proceeds will be mailed to the record address.

This policy also applies to Benham's Individual Retirement Accounts (IRAs), excluding SEP-IRAs, except that shareholders will receive at least 120 days' written notice and an opportunity to increase their account balance before their accounts are closed. Investors wishing to open a Benham-sponsored retirement account should see pages 24 and 25 for details.

UNCASHED CHECKS. We may reinvest at the Fund's then-current NAV any distribution or redemption checks that remain uncashed for six months. Until we receive instructions to the contrary, subsequent distributions will be reinvested in the original account. Uncashed redemption checks may be reinvested in an identically registered account.

HOW TO REDEEM SHARES (Retirement investors, see pages 24 and25.)
================================================================================
METHOD        INSTRUCTIONS
--------------------------------------------------------------------------------
BY TELEPHONE  The Benham Group will accept telephone redemption requests for any amount if the proceeds are to be sent to your predesignated bank account. Redemptions of $25,000 or less payable to the registered account owner(s) may also be redeemed by telephone. All other redemption requests must be made in writing.
--------------------------------------------------------------------------------
IN WRITING    Send a letter of instruction to:

              The Benham Group
              Shareholder Relations Department
              1665 Charleston Road
              Mountain View, California 94043

              Your letter of instruction should specify:
              *  Your name
              *  Your account number
              *  The name of the Fund from which you wish to redeem shares
              *  The dollar amount or number of shares you wish to redeem

              For your protection, written redemption requests must be accompanied by signature guarantees under the following circumstances:

              * Redemption proceeds go to a party other than the registered account owner(s).
              * Redemption proceeds go to an account other than your predesignated bank account.
              * Redemption proceeds go to the registered account owner(s), but the amount exceeds $25,000.

              If you have instructed The Benham Group to require more than one signature on written redemption requests, each of the required number of signers must have his or her signature guaranteed on these redemption requests.

================================================================================
METHOD        INSTRUCTIONS
--------------------------------------------------------------------------------
IN WRITING    Signature guarantees may be provided by banks, savings and loan
(continued)   associations, savings banks, credit unions, stock brokerage firms, or a Benham Investor Center. Shareholders must appear in person with identification to obtain a signature guarantee. Notary public certifications are not accepted in lieu of signature guarantees.

              BFS may require written consent of all account owners prior to acting on the written instructions of any account owner.
--------------------------------------------------------------------------------
BY BANK WIRE  If you included bank wire information on your account application or made subsequent arrangements to accommodate bank wire
              redemptions, you may wire funds to your bank by calling
              1-800-321-8321 or 1-415-965-4222. The minimum amount for a bank wire redemption is $1,000. Allow at least two business days for redemption proceeds to be credited to your bank account.
--------------------------------------------------------------------------------
BY EXCHANGE   See details on pages 16 and 18.
--------------------------------------------------------------------------------
AUTOMATIC     DIRECTED PAYMENTS. You may arrange for periodic redemptions from
REDEMPTION    your Benham fund account to your bank account or to another
SERVICES      designated payee.

              SYSTEMATIC EXCHANGES. You may arrange for periodic exchange redemptions from one Benham fund account to another Benham fund account.

ABOUT BENHAM-SPONSORED RETIREMENT PLANS
Retirement plans offer investors a number of benefits, including the chance to reduce current taxable income and to take advantage of tax-deferred compounding. Retirement plan accounts require a special application; please let our Shareholder Relations Department know if you want to establish this type of account. We suggest that you consult your tax advisor before establishing a retirement plan account.

The minimum account balance for all Benham Individual Retirement Accounts
(IRAs), excluding SEP-IRAs, is $1,000. If your balance falls below (continued on the next page)
================================================================================
BENHAM                                            MAXIMUM ANNUAL CONTRIBUTION
PLAN TYPE            AVAILABLE TO                 PER PARTICIPANT
--------------------------------------------------------------------------------
CONTRIBUTORY         An employed indi-            $2,000 or 100% of compensation
IRA                  vidual underage 70 1/2.      (whichever is less).


--------------------------------------------------------------------------------
SPOUSAL IRA          A nonworking spouse          $2,250 (can be split between
                     (under age 70 1/2) of a      Spousal and Contributory IRAs,
                     wage earner.                 provided that no IRA receives
                                                  more than a total of $2,000).
--------------------------------------------------------------------------------
ROLLOVER IRA         An individual with a         None, as long as total amount
                     distribution from an         is eligible.
                     employer's retirement
                     plan or a rollover IRA.
--------------------------------------------------------------------------------
SEP-IRA              A self-employed indi-        $22,500 or 15% of compensation
                     vidual or a business.        (whichever is less).



--------------------------------------------------------------------------------
MONEY                Same as for SEP-IRA.         $30,000 or 25% of compensation
PURCHASE PLAN                                     (whichever is less).  Annual
(KEOGH)                                           contribution is mandatory.
--------------------------------------------------------------------------------
PROFIT               Same as for SEP-IRA.         $22,500 or 15% of compensation
SHARING PLAN                                      (whichever is less). Annual
(KEOGH)                                           contribution is optional.

                                                  (table continued on next page)

For all Benham-sponsored retirement plans, you may begin taking distributions at age 59 1/2 . You must begin to take required distributions by April 1 of the year after you turn age 70 1/2. You may take distributions from your IRA or SEP-IRA before you reach age 59 1/2; however, a penalty may apply.

(continued from previous page)
the $1,000 per fund account minimum, your account may be closed (see page 21 for details). This distribution may result in a taxable event and a possible penalty for early withdrawal. The minimum fund account balance for all other Benham-sponsored retirement plan accounts is $100. Benham charges no fees for its IRAs but does charge low maintenance fees for its Koeghs.

YOU MUST COMPLETE SPECIFIC FORMS TO TAKE DISTRIBUTIONS (I.E., REDEEM SHARES) FROM A BENHAM-SPONSORED RETIREMENT PLAN ACCOUNT. PLEASE CALL OUR SHAREHOLDER RELATIONS DEPARTMENT AT 1-800-321-8321 FOR ASSISTANCE.

(table continued from previous page)
================================================================================
DEADLINE FOR OPENING ACCOUNT             CONTRIBUTION DEADLINES

--------------------------------------------------------------------------------
You may open an account anytime,         Annual contributions can be made
but the deadline for establishing        from January 1 through April 15 of
and funding an IRA for the prior         the following tax year up to the year
tax year is April 15.                    you turn age 70 1/2.
--------------------------------------------------------------------------------
Same as for Contributory IRA.            Same as for Contributory IRA.



--------------------------------------------------------------------------------
You may open a Rollover IRA              Eligible rollover contributions must
account anytime.                         be made within 60 days of receiving
                                         your distribution. There is no age
                                         limit for rollover contributions.
--------------------------------------------------------------------------------
You may open an account anytime,         Must be made by employer's tax fil-
but the deadline for establishing and    ing deadline (including extensions).
funding an account for the prior tax
year is the employer's tax deadline
(including extensions).
--------------------------------------------------------------------------------
The end of the employer's plan           Same as for SEP-IRA.
year, usually December 31.

--------------------------------------------------------------------------------
The end of the employer's plan           Same as for SEP-IRA.
year, usually December 31.

-------------------
[information in left margin of page]
Each January you will be informed of the tax status of the dividends and capital gain distributions for the previous year.
-------------------

DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
BIGF's dividends are declared daily, accrued throughout the month, and distributed at the end of the month. BEGF's dividends are declared and paid quarterly in March, June, September, and December. In December, each Fund may distribute an additional ordinary income dividend, consisting of net short-term capital gains and undistributed income, in order to preserve its status as a regulated investment company (mutual fund) under the Internal Revenue Code. Long-term capital gains, if any, will be declared once a year, typically in December. The directors may modify the Funds' distribution policies at any time.

DISTRIBUTION OPTIONS. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares. (See "Directed Dividends" on page 19 for further information.) Please indicate your choice on your account application or contact our Shareholder Relations Department. See page 21 for a discussion of our policy regarding uncashed distribution checks.

TAXES
Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all or substantially all of its net investment income and net realized capital gains to shareholders each year.

The Funds' dividends and capital gain distributions are subject to federal income tax and applicable state and local taxes whether they are received in cash or reinvested. Distributions are generally taxable in the year they are declared.

Dividends from net investment income (including net short-term capital gains, if any) are taxable as ordinary income. Distributions of any net capital gains (net long-term capital gains minus net short-term capital losses) designated by the Funds as capital gain dividends are taxable as long-term capital gains, regardless of how long you have held your shares. Ordinary income distributions made by the Funds to corporate shareholders may qualify for the dividends-received deduction available to corporations. Shareholders will be notified each year of the amount, if any, that qualifies for this deduction.

The Funds will send you a tax statement (Form 1099) by January 31 showing the tax status of distributions you received in the previous year and will file a copy with the IRS. You may realize a taxable gain or loss when you redeem (sell) or exchange shares. For most types of accounts, the proceeds from your redemption transactions will be reported to the IRS annually. However, because the tax treatment depends on your purchase price and your personal tax position, you should keep your regular statements to use in determining your taxes.

"BUYING A DIVIDEND." The timing of your investment could have undesirable tax consequences. If you buy shares on or just before the day your Fund declares a dividend, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

BACKUP WITHHOLDING. Each Fund is required by federal law to withhold 31% of reportable dividends, capital gain distributions, or redemptions payable to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on your account application or on IRS Form W-9 that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding. The Benham Group may refuse to sell shares to investors who have not complied with this requirement, either before or at the time of purchase. Until we receive your certified TIN, we may redeem your Fund shares at any time.

-------------------
[information in left margin of page]
The Benham Group serves more than 350,000 investors.
-------------------

MANAGEMENT INFORMATION

ABOUT BENHAM EQUITY FUNDS
Benham Equity Funds (BEF) is a registered open-end management investment company that was organized as a California corporation on December 31, 1987. BEF currently consists of five series.

A board of directors oversees the Funds' activities and is responsible for protecting shareholders' interests. The majority of directors are not otherwise affiliated with BMC. BEF is neither required nor expected to hold annual meetings, although special meetings may be called for purposes such as electing or removing directors or amending a series' advisory agreement or investment policies. Shareholders are entitled to one vote for each share owned. Each Fund votes separately on matters that pertain to it exclusively. Under California corporate law, BEF shareholders have the right to cumulate votes in the election (or removal) of directors.

THE BENHAM GROUP
Benham Management Corporation (BMC) is investment advisor to the funds in The Benham Group, which currently constitute $10 billion in assets. BMC, incorporated in California in 1971, is a wholly owned subsidiary of Benham Management International, Inc. (BMI), which is also a California corporation. BMI's primary business is to provide financial services to the general public.

Mr. Steven Colton, Portfolio Manager, has primary responsibility for the day-to-day operations of the Funds. Mr. Colton also manages Benham Utilities Income Fund. Prior to joining BMC in 1987, Mr. Colton was an Associate Engineer with Lockheed Missiles and Space Company (1986) and a Stockbroker with Dean Witter Reynolds (1984 to 1986).

ADVISORY AND SERVICE FEES
For investment advice and portfolio management services, each Fund pays BMC a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying BEF's average daily net assets to an investment advisory fee schedule. The investment advisory fee rate ranges from .50% to .19% of BEF's average daily net assets, dropping as BEF's assets increase.

In the following table, advisory fees paid by each Fund to BMC for the fiscal year ended December 31, 1994, are expressed as a percentage of the Fund's average daily net assets and as a dollar amount per $1,000 of the Fund's average daily net assets.

INVESTMENT ADVISORY FEES

Income & Growth Fund          .32%       $3.20
Equity Growth Fund            .32%       $3.20

To avoid duplicative investment advisory fees, the Funds do not pay BMC investment advisory fees with respect to assets invested in shares of Benham money market funds.

Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of BMI, is BEF's agent for transfer and administrative services. For administrative services, each Fund pays BFS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the funds in The Benham Group to an administrative fee schedule. The administrative fee rate ranges from .11% to .08% of average daily net assets, dropping as Benham Group assets increase. For transfer agent services, each Fund pays BFS a monthly fee for each shareholder account maintained and for each shareholder transaction executed during that month.

-------------------
[information in right margin of page]
Benham Management Corporation provides investment advice and portfolio management services to the Funds.

Benham Financial Services, Inc. provides administrative and transfer agent services to the Funds.
-------------------

Each Fund pays certain operating expenses directly, including, but not limited to, custodian, audit, and legal fees; fees of the independent directors; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering the Fund's shares for sale under federal and state securities laws. See the Statement of Additional Information for a more detailed discussion of independent director compensation.

EXPENSE LIMITATION AGREEMENT
An expense limitation agreement between BMC and the Funds is described on page
3.

In the following table, each Fund's total operating expenses for the fiscal year ended December 31, 1994, are expressed as a percentage of the Fund's average daily net assets and as a dollar amount per $1,000 of the Fund's average daily net assets.

TOTAL FUND OPERATING EXPENSES

Income & Growth Fund                  .73%        $7.30
Equity Growth Fund                    .75%        $7.50

DISTRIBUTION OF SHARES
Benham Distributors, Inc. (BDI) and BMC distribute and market Benham products and services. BMC pays all expenses for promoting and distributing the Funds' shares. Neither Fund pays commissions to or receives compensation from broker-dealers.

BDI is a wholly owned subsidiary of BMI.

INVESTMENT ADVISOR
BENHAM MANAGEMENT CORPORATION
1665 Charleston Road
Mountain View, California 94043

DISTRIBUTOR
BENHAM DISTRIBUTORS, INC.
1665 Charleston Road
Mountain View, California 94043

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02101

TRANSFER AGENT
BENHAM FINANCIAL SERVICES, INC.
1665 Charleston Road
Mountain View, California 94043

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
KPMG PEAT MARWICK LLP
3 Embarcadero Center
San Francisco, California 94111

LEGAL COUNSEL
DECHERT PRICE & RHOADS
1500 K Street, N.W. Suite 500
Washington, DC 20005

DIRECTORS
James M. Benham
John T. Kataoka
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
Jeanne D. Wohlers

THE BENHAM GROUP OF INVESTMENT COMPANIES

Capital Preservation Fund
Capital Preservation Fund II
Benham Prime Money Market Fund
Benham Government Agency Fund
Benham Short-Term Treasury and Agency Fund
Benham Treasury Note Fund
Benham Long-Term Treasury and Agency Fund
Benham Adjustable Rate Government Securities Fund
Benham GNMA Income Fund
Benham Target Maturities Trust
Benham California Tax-Free and Municipal Funds*
Benham National Tax-Free Money Market Fund
Benham National Tax-Free Intermediate-Term Fund
Benham National Tax-Free Long-Term Fund
Benham Florida Municipal Money Market Fund**
Benham Florida Municipal Intermediate-Term Fund**
Benham Arizona Municipal Intermediate-Term Fund***
Benham Gold Equities Index Fund
Benham Income & Growth Fund
Benham Equity Growth Fund
Benham Utilities Income Fund
Benham Global Natural Resources Index Fund
Benham European Government Bond Fund
Benham Capital Manager Fund

* Available only to residents of California, Arizona, Colorado, Hawaii, Nevada, New Mexico, Oregon, Texas, Utah, and Washington.

** Available only to residents of Florida, California, Georgia, Illinois, Michigan, New Jersey, New York, and Pennsylvania.

***Available only to residents of Arizona, California, Colorado, Nevada, Oregon, Washington, and Texas.

 NOTES:

NOTES:

NOTES:

                 CONTENTS
                 Summary of Fund Expenses ...............    3
                 Financial Highlights ...................    4
                 How the Funds Work .....................    6
                          Investment Objectives .........    6
                          Core Investment Strategies ....    6
                 Suitability ............................    8
                 Other Investment Policies and Techniques   10
                 Portfolio Transactions .................   12
                 Performance ............................   12
                 Share Price ............................   13
                 How to Invest ..........................   14
                 Shareholder Services ...................   18
                          Exchange Privilege ............   18
                          Open Order Service ............   18
                          Automatic Investment Services .   19
                          Broker-Dealer Transactions ....   20
                          TDD Service ...................   20
                          Emergency Services ............   20
                 How to Redeem Your Investment ..........   21
                 About Benham-Sponsored Retirement Plans    24
                 Distributions and Taxes ................   26
                 Management Information .................   28
                          About Benham Equity Funds .....   28
                          The Benham Group ..............   28
                          Advisory and Service Fees .....   29
                          Expense Limitation Agreement ..   30
                          Distribution of Shares ........   30

                           BENHAM INCOME & GROWTH FUND
                           BENHAM EQUITY GROWTH FUND

                          SERIES OF BENHAM EQUITY FUNDS

                                THE BENHAM GROUP
                              1665 Charleston Road
                             Mountain View, CA 94043

             Shareholder Relations: 1-800-321-8321 or 1-415-965-4222

               Fund Information: 1-800-331-8331 or 1-415-965-4274


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 24, 1995

This Statement is not a prospectus but should be read in conjunction with the Funds' current Prospectus dated February 24, 1995. The Funds' Annual Report for the fiscal year ended December 31, 1994, is included in this Statement of Additional Information. To obtain a copy of the Prospectus, call or write The Benham Group.


                                TABLE OF CONTENTS

                                                               Page

         Investment Policies and Techniques                      2
         Investment Restrictions                                11
         Portfolio Transactions                                 13
         Valuation of Portfolio Securities                      13
         Performance                                            14
         Taxes                                                  16
         About Benham Equity Funds                              17
         Directors and Officers                                 18
         Investment Advisory Services                           20
         Administrative and Transfer Agent Services             21
         Direct Fund Expenses                                   22
         Expense Limitation Agreement                           22
         Additional Purchase and Redemption Information         23
         Appendix                                               24
         Financial Statements                                   25

INVESTMENT POLICIES AND TECHNIQUES

The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the board of directors.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities, including bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct "full faith and credit" pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

REPURCHASE AGREEMENTS

In a repurchase agreement (repo), a Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security.

Benham Management Corporation (BMC), the Funds' investment advisor, attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by a Fund under repurchase agreement to U.S. government securities;

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) who are deemed to be creditworthy under guidelines established by a nationally recognized statistical rating organization and approved by the Funds' board of directors;

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions;

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed-upon resale price, provided, however, that the board of directors may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed-upon resale price before the broker-dealer deposits additional securities with the Fund's custodian or sub-custodian;

(5) Investing no more than 5% of a Fund's total assets in repurchase agreements that mature in more than seven days (together with any other illiquid security the Fund holds); and

(6) Taking delivery of all securities subject to repurchase agreement and holding them in an account at the Funds' custodian bank.

The Funds have received permission from the Securities and Exchange Commission to participate in pooled repurchase agreements collateralized by U.S. government securities with other mutual funds advised by its investment advisor, Benham Management Corporation (BMC). Pooled repos are expected to increase the income the Funds can earn from repo transactions without increasing the risks associated with these transactions.

WHEN-ISSUED AND FORWARD-COMMITMENT AGREEMENTS

Each Fund may engage in securities transactions on a when-issued or forward-commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward-commitment basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While a Fund will make commitments to purchase or sell securities on a when-issued or forward-commitment basis with the intention of actually receiving or delivering them, it may nevertheless sell the securities before the settlement date if it is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward-commitment basis, a Fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward-commitment obligations may generate capital gains or losses.

As an operating policy, each Fund will not commit more than 35% of its assets to when-issued or forward-commitment agreements. If fluctuations in the value of securities held cause more than 35% of a Fund's assets to be committed under when-issued or forward-commitment agreements, BMC need not sell such commitments, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is reduced to at least 35%. In addition, as an operating policy, each Fund will not enter into when-issued or firm-commitment transactions with settlement dates exceeding 120 days.

CONVERTIBLE SECURITIES

Each Fund may buy securities that are convertible into common stock. Listed below is a brief description of the various types of convertible securities the Funds may buy.

CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

CONVERTIBLE PREFERRED STOCKS are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

FOREIGN SECURITIES

Although the Funds may buy securities of foreign issuers in foreign markets, most of their foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York Shares" in the U.S. The Funds may invest in foreign-currency-denominated securities that trade in foreign markets if BMC believes that such investments will be advantageous to the Funds.

ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the U.S. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the U.S. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad carries political and economic risks distinct from those associated with investing in the U.S. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

To offset the currency risks associated with investing in securities of foreign issuers, a Fund may hold foreign currency deposits and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Currencies may be exchanged on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. By entering into a forward contract to buy or sell the amount of foreign currency involved in a security transaction for a fixed amount of U.S. dollars, BMC can protect a Fund against losses resulting from adverse changes in the relationship between the U.S._dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. However, it should be noted that using forward contracts to protect a Fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value increases.

Foreign exchange dealers do not charge fees for currency conversions. Instead, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously offering a lesser rate of exchange on the purchase of that currency.

BMC uses forward contracts for currency hedging purposes only and not for speculative purposes. The Funds are not required to enter into forward contracts with regard to their foreign holdings and will not do so unless it is deemed appropriate by the advisor.

Each Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

DEPOSITARY RECEIPTS

American Depositary Receipts and European Depositary Receipts (ADRs and EDRs) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRS are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

RESTRICTED SECURITIES

Restricted securities held by the Funds generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be required to pay all or a part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to try to register the securities.

SECURITIES LENDING

Each Fund may lend its portfolio securities to earn additional income, subject to the following guidelines prescribed by the board of directors:

(1) The borrower must provide and maintain collateral consisting of cash or full faith and credit U.S. government securities equal to at least 102% of the value of the securities loaned.

(2) The Fund must have the option to terminate the loan and recover its securities within the normal settlement period for the types of securities loaned.

(3) The borrower must agree that the Fund will receive all dividends, interest, or other distributions on the loaned securities and that the Fund will be paid a reasonable return on such loans, either in the form of a loan fee premium or by allowing the Fund to retain part or all of the earnings or profits realized from investing the cash collateral in full faith and credit U.S. government securities.

If a borrower fails financially, there may be delays in recovering loaned securities and loss in the value of collateral. However, loans will only be made to parties that meet the guidelines prescribed by the board of directors.

SHORT SALES AND PUT OPTIONS ON INDIVIDUAL SECURITIES

Each Fund may buy puts and enter into short sales with respect to stocks underlying its convertible security holdings. For example, if BMC anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may purchase a put option on the stock or sell the stock short. If the stock price subsequently declines, the proceeds of the short sale or an increase in the value of the put option could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

When a Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES CONTRACTS provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

Although futures contracts, by their terms, call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).

To initiate and maintain open positions in futures contracts, a Fund is required to make a good faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay an additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of the Funds' investment restrictions.

Those who trade futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities.

Although techniques other than trading futures contracts can be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds pay brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONs. If a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option before it is exercised by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer will also profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. A Fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, in order to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility in tailoring an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options because these options generally can be closed out only by negotiation with the other party to the option.

OPTIONS ON FUTURES. By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a Fund to make margin payments unless the option is exercised.

CORRELATION OF PRICE CHANGES. Price changes of a Fund's futures and options positions may not be well correlated with price changes of its other investments. This may be because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if a Fund sold a broad-based index futures contract to hedge against a stock market decline while completing sales of specific securities in its investment portfolio, the prices of the securities could move in a different direction than the broad market index represented by the index futures contract. In the case of an S&P 500 futures contract purchased by a Fund, either in anticipation of stock purchases or in an effort to be fully invested, failure of the contract to track the Index accurately could hinder the Fund from achieving its investment objective.

Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract; these factors may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this strategy may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in value. Under these circumstances, the Fund's access to assets held to cover its futures and options positions also could be impaired.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS.

The Funds have filed a notice of eligibility for exclusion as a "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulates trading in the futures markets. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Funds can commit assets to initial margin deposits and options premiums.

Each Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, each Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Funds' investments in such instruments.

FUTURES AND OPTIONS RELATING TO FOREIGN CURRENCIES. Each Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. Each Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts.

Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, although it may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency futures and options are similar to those of futures and options relating to securities or indexes, as described above. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a deutsche-mark-denominated security from a decline in the deutsche mark, but it will not protect the Fund against a price decline resulting from a deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-currency-denominated investments will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's foreign investments over time.

INVESTMENT RESTRICTIONS

The Funds' investment restrictions are set forth below. Except for those designated as operating policies, these restrictions are fundamental and may not be changed without approval of "a majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. Unless otherwise indicated, percentage limitations included in the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

(1) Each Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of that issuer.

(2) Each Fund may not purchase the securities of any one issuer if immediately after such purchase the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3) Each Fund may not borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not exceeding 33-1/3% of the market value of the Fund's total assets so that immediately after any such borrowing asset coverage of at least 300% for all such borrowings exists. To secure any such borrowing, the Fund may not mortgage, pledge, or hypothecate in excess of 33-1/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund may also borrow money for temporary or emergency purposes from other funds or portfolios for which Benham Management Corporation is the investment advisor, or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies.

(4)      Each Fund may not act as an underwriter of securities issued by others.

(5) Each Fund may not purchase real estate, real estate mortgage loans, interests in real estate limited partnerships, or interests in oil, gas or mineral exploration or development programs or leases, provided that this limitation shall not prohibit (i) the purchase of U.S._Government securities and other debt securities secured by real estate or interests therein; (ii) the purchase of marketable securities issued by companies or investment trusts that deal in real estate or interests therein; or (iii) purchase of marketable securities issued by companies or other entities or investment vehicles that engage in businesses relating to the development, exploration, mining, processing or distributing of oil, gas, or minerals.

(6) Each Fund may not engage in any short-selling operations (except by selling futures contracts).

(7) Each Fund may not make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the board of directors or in connection with purchase of debt securities in accordance with the Fund's investment objective and policies. The Fund may also lend money to other funds or portfolios for which BMC is the investment advisor, as permitted under investment restriction (3) above.

(8) Each Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

(9) Each Fund may not purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions, provided that the Fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts.

(10) Each Fund may not invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively "illiquid securities") if, as a result, more than 5% of the Fund's net assets would be invested in illiquid securities.

(11) Each Fund may not issue or sell any class of senior security as defined in the Investment Company Act of 1940 except for notes or other evidences of indebtedness permitted under investment restriction (3) above and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed delivery basis might be deemed such.

(12) Each Fund may not, except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by BMC, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities in the aggregate or more than 5% in any one such security.

(13) Each Fund may not purchase or retain securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund and of its investment advisor who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

(14) Each Fund may not invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.

(15) Each Fund may not invest in the securities of any one issuer if, immediately after such purchase, more than 25% of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

PORTFOLIO TRANSACTIONS

Each Fund's assets are invested by BMC in a manner consistent with the Fund's investment objectives, policies, and restrictions and with any instructions from the board of directors that may be issued from time to time. Within this framework, BMC is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds. In placing orders for the purchase and sale of portfolio securities, BMC will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions from the board of directors that may be issued from time to time. BMC will select broker-dealers to execute portfolio transactions on behalf of the Funds solely on the basis of best price and execution.

The Funds' annual portfolio turnover rates are not expected to exceed 150%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the advisor carefully weighs the potential benefits of short-term investing against these considerations.

The following table illustrates the Funds' portfolio turnover rates for the fiscal years ended December 31, 1994 and 1993.

PORTFOLIO TURNOVER RATES
                                    FISCAL                   FISCAL
FUND                                 1994                     1993

Income & Growth Fund                67.96%                    30.75%
Equity Growth Fund                  94.09                     96.52

Brokerage commissions paid by each Fund during the fiscal years ended December 31, 1994, 1993, and 1992, are indicated in the following table.

BROKERAGE COMMISSIONS

                                   FISCAL           FISCAL            FISCAL
FUND                                1994             1993              1992

Income & Growth Fund              $236,642          $214,496          $217,123
Equity Growth Fund                 178,344           134,712           132,467

VALUATION OF PORTFOLIO SECURITIES

Each Fund's net asset value per share (NAV) is determined by Benham Financial Services, Inc. (BFS) at 1:00 p.m. Pacific Time each day the New York Stock Exchange (NYSE) is open for business. The NYSE has designated the following holiday closings for 1995: New Year's Day (observed), Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although BFS expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

BMC typically completes its trading on behalf of the Funds in various markets before the NYSE closes for the day. Securities are valued at market, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Stocks traded on exchanges or over-the-counter are valued according to last sale prices, if such prices are available, or at the current bid price. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Foreign currency exchange rates are also determined prior to the close of the NYSE. Trading of securities in foreign markets may not take place on every day the NYSE is open, and trading takes place in various foreign markets on days on which the NYSE and the Funds' offices are not open and the Funds' net asset values are not calculated. The Funds' net asset values may be significantly affected on days when shareholders have no access to the Funds. Securities for which market quotations are not readily available, or which may change in value due to events occurring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the board of directors.

PERFORMANCE

The Funds' yields and total returns may be quoted in advertising and sales literature. These figures, as well as the Funds' share prices, will vary. Past performance should not be considered an indication of future results.

Yield quotations for each Fund are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period, according to the following formula:

                          YIELD = 2 [(a - b + 1)6 - 1]
                                      -----
                                       cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended December 31, 1994, Income & Growth Fund's yield was 3.13%.

Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to actual year-to-year performance.

The Funds' average annual total returns for the one-year and life-of-fund periods ended December 31, 1994, are indicated in the following table.

AVERAGE ANNUAL TOTAL RETURNS
                                                    LIFE OF
FUND                            ONE YEAR              FUND*

Income & Growth Fund              -.55%              13.74%
Equity Growth Fund                -.23                8.79

* Income & Growth Fund commenced operations on December 17, 1990. Equity Growth Fund commenced operations on May 9, 1991.

In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns, which reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Performance information may be quoted numerically or in a table, graph, or similar illustration.

The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike Benham funds, are sold with a sales charge or deferred sales charge. Economic data that may be used for such comparisons may include, but are not limited to: U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London am/pm fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

Indexes may assume reinvestment of dividends, but generally they do not reflect administrative and management costs such as those incurred by a mutual fund.

Occasionally statistics may be used to illustrate Fund volatility or risk. Measures of volatility or risk generally are used to compare a Fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses Fund volatility relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve desired performance.

The Funds' shares are sold without a sales charge (load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies. For example, if you invest $10,000 in a no-load fund, 100% of your investment is used to buy shares. If you invest $10,000 in a fund with a 5.5% load, only $9,450 ($10,000 minus $550) is used to buy shares. Over time, this difference can have a significant effect on total return. Assuming a compounded annual growth rate of 10% for both investments, the no-load fund investment would be worth $25,937 after ten years, while the load fund investment would be worth only $24,511.

The Benham Group has distinguished itself as an innovative provider of low-cost, true no-load mutual funds. Among other innovations, The Benham Group established the first no-load fund that invests primarily in zero-coupon U.S. Treasury securities; the first no-load double tax-free California short-term bond fund; the first no-load adjustable rate government securities fund; the first no-load AAA-rated European government bond fund; and the first no-load utilities fund designed to pay monthly dividends.

BMC may obtain ratings on the safety of Fund shares from one or more nationally recognized statistical rating organizations (rating agencies) and may publish such ratings in advertisements and sales literature.

TAXES

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, the Fund will be exempt from federal and California income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains distributed to shareholders.

Distributions from the Funds are taxable to shareholders regardless of whether they are taken in cash or reinvested in additional shares. For federal income tax purposes, shareholders receiving distributions in the form of additional shares will have a basis in each such share equal to the Fund's net asset value per share on the reinvestment date.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. To the extent that a Fund's dividends consist of dividend income from domestic corporations, such dividends may be eligible for the dividends-received deduction available to corporations. Shareholders will be notified annually of the federal tax status of distributions.

Upon redeeming, selling, or exchanging shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares more than six months would be treated as a long-term capital loss for tax purposes. A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on the redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date shares were disposed of. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders; no attempt has been made to discuss individual tax consequences. Shareholders who are neither citizens nor residents of the U.S. may be subject to a nonresident alien withholding tax of 30% or a lower treaty rate, depending on the country in which they reside. The Funds' distributions also may be subject to state, local, or foreign taxes. A prospective investor may wish to consult a tax advisor to determine whether either Fund is a suitable investment based on his or her tax situation.

ABOUT BENHAM EQUITY FUNDS

Benham Equity Funds (BEF) was organized as a California corporation on December 31, 1987, under the name "Benham Equities, Inc." The corporation was renamed Benham Equity Funds on September 2, 1988. BEF is authorized to issue ten classes of shares and to issue two billion (2,000,000,000) shares of each such class. Within each class, the directors may issue an unlimited number of series. Currently, there are four classes of shares: Benham Gold Equities Index Fund, Benham Income & Growth Fund, Benham Equity Growth Fund, and Benham Utilities Income Fund. With respect to each class, shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights. All consideration received by BEF for shares of any class, and all assets, income, and gains (or losses) earned thereon, belong to that class exclusively and are subject to the liabilities related thereto.

Shares of each class have equal voting rights, provided that each class votes separately on matters that pertain to it exclusively. Each shareholder is entitled to cast one vote for each share held in his name as of the record date for a shareholder meeting. Under California Corporations Code Section 708, shareholders have the right to cumulate votes in the election (or removal) of directors. For example, if six directors are proposed for election, a shareholder may cast six votes for a single candidate, or three votes for each of two candidates, etc.

CUSTODIAN BANK: State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, is custodian of each Fund's assets. Services provided by the custodian bank include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and
(iv) providing safekeeping of securities. The custodian takes no part in determining the Funds' investment policies or in determining which securities are sold or purchased by the Funds.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT: KPMG Peat Marwick LLP, 3 Embarcadero Center, San Francisco, California 94111, serves as BEF's independent certified public accountant and provides services including (i) audit of annual financial statements and (ii) preparation of annual federal income tax returns filed on behalf of each series of BEF.

DIRECTORS AND OFFICERS

BEF's activities are overseen by a board of directors, including five independent directors. The individuals listed below whose names are marked with an asterisk (*) are "interested persons" of BEF (as defined in the Investment Company Act of 1940) by virtue of, among other things, their affiliation with either BEF; BEF's investment advisor, Benham Management Corporation (BMC); BEF's agent for transfer and administrative services, Benham Financial Services, Inc.
(BFS); BEF's distribution agent, Benham Distributors, Inc. (BDI); the parent corporation, Benham Management International, Inc. (BMI); or other funds advised by BMC. Each director listed below also serves as a trustee or director of other funds in The Benham Group. Unless otherwise noted, dates in parentheses indicate the dates the director or officer began his or her service in a particular capacity. The directors' and officers' address is 1665 Charleston Road, Mountain View, California 94043.

*JAMES M. BENHAM, chairman of the board of directors (1988). Mr. Benham is also chairman of the boards of BFS (1985), BMC (1971), BMI (1982), and BDI (1988); president of BMC (1971), BMI (1982), and BDI (1988); and a member of the board of governors of the Investment Company Institute (1989) and the Mutual Fund Education Alliance (formerly the No-Load Mutual Fund Association, 1974). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

*JOHN T. KATAOKA, director, president, and chief executive officer (1988). Mr. Kataoka is also a director and president of BFS (1985); director and executive vice president of BMC and BMI (1984); and executive vice president and chief operating officer of BDI (1988).

MYRON S. SCHOLES, independent director (1988). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a managing director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a director of RCM Capital Management (June 1994).

EZRA SOLOMON, independent director (1988). Mr. Solomon is Dean Witter Professor of Finance Emeritus at the Stanford Graduate School of Business, where he served as Dean Witter Professor of Finance from 1965 to 1990, and a director of Encyclopedia Britannica.

ISAAC STEIN, independent director (1992). Mr. Stein is former chairman of the board (1990 to 1992) and chief executive officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the board of Raychem Corporation (electrical equipment, 1993), president of Waverley Associates, Inc. (private investment firm, 1983), and a director of ALZA Corporation

(pharmaceuticals, 1987). He is also a trustee of Stanford University (1994) and chairman of Stanford Health Services (hospital, 1994).

JEANNE D. WOHLERS, independent director (1988). Ms. Wohlers is a private investor and an independent director and partner of Windy Hill Productions, LP. Previously, she served as vice president and chief financial officer of Sybase, Inc. (software company, 1988 to 1992).

*BRUCE R. FITZPATRICK, vice president, chief financial officer, and treasurer
(1988).

*DOUGLAS A. PAUL, secretary (1988), vice president (1990), and general counsel
(1990).

*ANN N. MCCOID, controller (1988).

The following table summarizes the compensation that the directors of the Fund received for the Fund's fiscal year ended December 31, 1994, as well as the compensation received for serving as director or trustee of all other Benham funds.

                                 DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED
                                                DECEMBER 31, 1994
=========================================================================================================
  NAME OF DIRECTOR    AGGREGATE            PENSION OR RETIREMENT    ESTIMATED ANNUAL   TOTAL COMPENSATION
                      COMPENSATION FROM    BENEFITS ACCRUED AS      BENEFITS UPON      FROM FUND AND FUND
                      EACH FUND*           PART OF FUND EXPENSES    RETIREMENT         COMPLEX** PAID TO
                                                                                       DIRECTORS
=========================================================================================================
  James M. Benham     $0                   Not Applicable           Not Applicable     $0
---------------------------------------------------------------------------------------------------------
  John T. Kataoka     $0                   Not Applicable           Not Applicable     $0
---------------------------------------------------------------------------------------------------------
  Myron S. Scholes    $2,128 (BIGF)
                      $1,760 (BEGF)        Not Applicable           Not Applicable     $62,000
---------------------------------------------------------------------------------------------------------
  Kenneth E. Scott    $2,166 (BIGF)
                      $1,773 (BEGF)        Not Applicable           Not Applicable     $72,250
---------------------------------------------------------------------------------------------------------
  Ezra Solomon        $2,108 (BIGF)
                      $1,752 (BEGF)        Not Applicable           Not Applicable     $74,750
---------------------------------------------------------------------------------------------------------
  Isaac Stein         $2,018 (BIGF)
                      $1,714 (BEGF)        Not Applicable           Not Applicable     $68,750
---------------------------------------------------------------------------------------------------------
  Jeanne D. Wohlers   $2,104 (BIGF)
                      $1,749 (BEGF)        Not Applicable           Not Applicable     $71,000
=========================================================================================================


* BIGF and BEGF commenced operations on December 17, 1990 and May 9, 1991, respectively.
** The Benham Group fund complex currently consists of 41 investment companies.

As of January 31, 1995, the officers and directors, as a group, owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY SERVICES

Benham Income & Growth Fund and Benham Equity Growth Fund each have an investment advisory agreement with Benham Management Corporation (BMC), dated August 4, 1992, that was approved by the Fund's shareholders on that date.

BMC is a California corporation and a wholly owned subsidiary of Benham Management International, Inc. (BMI). BMI is a California corporation owned by Mr. Benham and a group of private investors. As owner of 100% of BMI's voting stock, Mr. Benham controls both BMI and BMC. BMC has been a registered investment advisor since 1971 and is investment advisor to other funds in The Benham Group.

James M. Benham and John T. Kataoka are directors and officers of BMC. Messrs. Benham and Kataoka also serve as directors, and Mr. Kataoka serves as president, of BEF.

Each Fund's agreement with BMC continues from year to year provided that it is approved at least annually by vote of a majority of the Fund's shareholders or by vote of a majority of the Fund's directors, including a majority of those directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Each Fund's agreement is terminable on sixty days' written notice, either by the Fund or by BMC, to the other party and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreements, BMC provides each Fund with investment advice and portfolio management services in accordance with the Fund's investment objectives, policies, and restrictions. BMC determines what securities will be purchased and sold by the Funds and assists the Funds' officers in carrying out decisions made by the board of directors.

Under the investment advisory agreements, each Fund pays BMC a monthly investment advisory fee equal to its pro rata share of the dollar amount derived from applying BEF's average daily net assets to the following investment advisory fee rate schedule:

                   .50% of the first $100 million
                   .45% of the next $100 million
                   .40% of the next $100 million
                   .35% of the next $100 million
                   .30% of the next $100 million
                   .25% of the next $1 billion
                   .24% of the next $1 billion
                   .23% of the next $1 billion
                   .22% of the next $1 billion
                   .21% of the next $1 billion
                   .20% of the next $1 billion
                   .19% of net assets over $6.5 billion

Investment advisory fees paid by each Fund to BMC for the fiscal years ended December 31, 1994, 1993, and 1992, are indicated in the following table. Fee amounts are net of reimbursements as described below.

INVESTMENT ADVISORY FEES

                               FISCAL           FISCAL                FISCAL
FUND                            1994             1993                  1992

Income & Growth Fund          $778,787          $538,545             $148,888
Equity Growth Fund             303,587           222,347              83,598

ADMINISTRATIVE AND TRANSFER AGENT SERVICES

Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of BMI, is BEF's agent for transfer and administrative services. For administrative services, each Fund pays BFS a monthly fee based on its pro rata share of the dollar amount derived from applying the aggregate average daily net assets of all of the funds in The Benham Group to the following administrative fee rate schedule:

GROUP ASSETS                           ADMINISTRATIVE FEE RATE

up to $4.5 billion                              .11%
up to $6 billion                                .10
up to $9 billion                                .09
over $9 billion                                 .08

For transfer agent services, each Fund pays BFS a monthly fee of $1.3958 (Income & Growth Fund) or $1.1875 (Equity Growth Fund) for each shareholder account maintained and $1.35 (both Funds) for each shareholder transaction executed during that month.

Administrative service and transfer agent fees paid by each Fund to BFS for the fiscal years ended December 31, 1994, 1993, and 1992, are indicated in the following tables. Fee amounts are net of expense limitations as described on the next page.

ADMINISTRATIVE FEES
                             FISCAL                FISCAL             FISCAL
     FUND                     1994                  1993               1992

Income & Growth Fund        $229,311             $174,067            $87,822
Equity Growth Fund            86,954               76,262             50,389

TRANSFER AGENT FEES
                              FISCAL               FISCAL             FISCAL
     FUND                       1994                 1993              1992

Income & Growth Fund        $476,007             $408,480            $274,277
Equity Growth Fund           207,987              167,147             136,075

DIRECT FUND EXPENSES

Each Fund pays certain operating expenses that are not assumed by BMC or BFS. These include fees and expenses of the independent directors; custodian, audit, and pricing fees; fees of outside counsel and counsel employed directly by BEF; costs of printing and mailing prospectuses, statements of additional information, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions; trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

As part of the administrative services and transfer agency agreement between BEF and BFS in effect through May 31, 1992, the directors set an expense limitation, pursuant to which BFS limited each Fund's expenses to .75% of the Fund's average daily net assets. The agreement provided that BFS could recover amounts absorbed on behalf of each Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than .75% of the Fund's average daily net assets.

On June 1, 1992, the directors established a separate Reimbursement and Expense Allocation Agreement (R&EA Agreement) between BEF, BMC, and BFS, pursuant to which BMC and BFS limited each Fund's expenses to .75% of the Fund's average daily net assets. Amounts absorbed on behalf of each Fund were apportioned to BMC and BFS based on the income each had received from the Fund. The R&EA Agreement provided further that BMC and BFS could recover amounts absorbed on behalf of either Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the specified limit.

The R&EA Agreement was superseded by an Expense Reimbursement Agreement on June 1, 1993. The Expense Reimbursement Agreement placed sole responsibility for expense limitation with BMC and, like the preceding agreements, provided that BMC could recover amounts absorbed on behalf of a Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than .75% of average daily net assets. The Expense Reimbursement Agreement included a provision giving BFS the ability to recover amounts absorbed on behalf of a Fund under the R&EA Agreement for up to 11 months following June 1, 1993, subject to the conditions described for recoupments by BMC.

On October 16, 1993, the board of directors approved an amended Expense Reimbursement Agreement that contained no material revisions with respect to the Fund. The Fund's contractual expense cap (.75% of average daily net assets), as set forth in the amended Expense Reimbursement Agreement, is subject to annual renewal.

VOLUNTARY BMC EXPENSE LIMITATION. BMC voluntarily absorbed all expenses for Benham Income & Growth Fund and Benham Equity Growth Fund through September 30, 1991, and October 31, 1991, respectively.

Net amounts absorbed and recouped for the fiscal years ended December 31, 1994, 1993, and 1992, are indicated in the table below.

NET AMOUNTS ABSORBED (RECOUPED) BY BMC AND BFS

                             FISCAL            FISCAL           FISCAL
     FUND                     1994              1993             1992

Income & Growth Fund        ($38,345)         $114,063          $292,693
Equity Growth Fund             2,871            66,494           169,981

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Funds' shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

The Benham Group may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling BEF or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in BEF's or a series' best interest. As of January 31, 1995, Charles Schwab & Company, 101 Montgomery Street, San Francisco, California 94104, was the record holder of 5.16% of the total outstanding shares of Benham Income & Growth Fund. As of January 31, 1995, to BEF's knowledge, no other shareholder was the record holder or beneficial owner of 5% or more of either Fund's total shares outstanding.

The Benham Group charges neither fees nor commissions on the purchase and sale of Benham fund shares. However, BFS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, BFS may charge a fee for processing dishonored investment checks or stop-payment requests. BFS charges $10 per hour for account research requested by investors. This charge will be assessed, for example, when a shareholder request requires more than one hour of research on historical account records. The fees charged are based on the estimated costs of performing shareholder-requested services and are not intended to increase income.

Share purchases and redemptions are governed by California law.

APPENDIX

BMC has been continuously registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 since December 14, 1971. BEF has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. These registrations do not imply approval or supervision of BEF or BMC by the Securities and Exchange Commission.

For further information, refer to the registration statement and exhibits on file with the Securities and Exchange Commission in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.